CROWDGATHER ♠ MEGA FAME CASINO

EXECUTIVE SUMMARY

SAFE HARBOR

This presentation contains forward-looking statements (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) concerning future events and the Company's growth and business strategy. Words such as "expects", "will", "intends", "plans", "believes", "anticipates", "hopes", "estimates", and variations on such words and similar expressions are intended to identify forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. These statements involve known and unknown risks and are based upon a number of assumptions and estimates that are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of the Company. Actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in the Company's business; general economic, industry and market sector conditions; the ability to generate increases revenues from the Company's forums; the ability to obtain additional financing to implement the Company's long-term growth strategy; the ability to manage the Company's growth; the ability to develop and market new technologies to respond to rapid technological changes; competitive factors in the market(s) in which the Company operates; and other events, factors and risks disclosed from time to time in the Company's filings with the Securities and Exchange Commission. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

ABOUT US

CrowdGather is a network of online communities that leverages its traffic, users and social media reach to cost-effectively publish revenue-generating social games and other applications across all major device platforms.

SNAPSHOT

Symbol	OTCQB: CRWG
Market Cap	$11.6M
Current Price	$0.10
Shares Outstanding	116,733,508
Debt	$0

WE KNOW SOCIAL

Combining CrowdGather and Plaor (MegaFame Casino) has resulted in a compelling growth business, one with a diversified portfolio of assets and income streams from social games and social media properties. Our company is benefiting from diversified revenue streams including advertising, subscriptions, and in app purchases of game credits and upgrades.

The 'new' CrowdGather will initially have 9 million unique monthly visitors to its social media properties with nearly 24,000 in daily active users for its games.

WHY NOW? SOCIAL GAMES & APPS

- The social casino market represents almost 30% of the global social games market and is the fastest growing segment, with a CAGR of over 60% from 2009-2013
- US remains the largest social casino market, with players spending approximately $650 million each year, compared to $450 million in Europe and $300 million in Asia
- The social games market, as it matures, provides a well of potential acquisition opportunities for the lower end of the revenue scale.

Source: SuperData Research



Global Social Games Market ($B)
$1.8
$3.7
$4.9
$6.2
$7.5
$8.6
Global Social Games Market
$0.3
$0.8
$1.0
$1.8
$2.0
$2.4
Social Casino Market
2009
2010
2011
2012
2013
2014

SOCIAL GAMING:A BIG MARKET

BUT A DIFFICULT MARKET TO BREAK INTO

Social gaming is huge ($8.6B and is expected to grow at a compound annual growth to reach $17.4 billion by 2019), despite this most games fail because of lack of distribution and/or lack of a space to test out the games at scale in order to refine the product.

The restrictive nature of game/app advertising means that most apps on launch are limited by FB, Apple, and Android discovery mechanisms which are very costly and not dependable ways of getting exposure.

OUR SOLUTION

The CrowdGather social media network solves this by cost-effectively publishing our social games to large networks of community forums where we have millions of users.

THE MARKET:
FORUMS AND GAMING

FORUMS

A WIDE UNTAPPED AUDIENCE

- Online advertising spend topped $100B in 2012
- + 300 million forum users access hundreds of thousands of forums worldwide
- Over 30% of US and 50% of Asian & European internet users visit forums
- CrowdGather has a thriving network of forums that are an ideal location to reach with social games.



Parenting Forum
$100B Online Ad Spend
Sports Forum

FLAGSHIP MARKET

CASINO GAMES



Social Casino Gamers –
Monthly Users
35 million in the US
170 million worldwide
– Morgan Stanley



Social Casino Games =
Big Business
Today: $1.7 billion
2015: $2.5 billion
– Morgan Stanley

SOCIAL GAMERS

SPEND A LOT OF TIME ONLINE


How long on average do you spend playing social games per session?
Total
18-34
35-54
55+
9%
11%
7%
9%
24%
29%
23%
19%
32%
34%
31%
29%
17%
14%
19%
16%
10%
7%
11%
16%
8%
5%
10%
11%
Less than 5 minutes
5-15 minutes
15-30 minutes
30-45 minutes
45-60 minutes
More than 60 minutes per session
Source: Lightspeed Research


AND ONCE YOU POP YOU CAN'T STOP
January
1
81 million people
play social games at least once a day
49 million people
play multiple times a day
These people spend an average of 9.5 hours/wk on social games
The number social game players who play at least 6 hours/wk has more than doubled.
Alec Baldwin was kicked out of a plane for not wanting to turn off his iPad while playing Words with Friends. As a result of the publicity brought by the incident, Words With Friends gained 100k players the next day on Facebook alone.

SOCIAL CASINO GAMING IS HUGE

- 173M people are involved in social casino every month [1]
- Estimated 43% (!) of all FB (canvas) game revenue in 2Q13 [2]
- Caesars Interactive surpassed Zynga to become the largest social casino publisher in world
- More than half of CIE revenues is mobile
- Mobile important distribution platform for social casino games - Slotomania and Big Fish Casino on track to generate >$120m in gross revenues this year alone on mobile (predominantly iOS)
- Impressive number of users from the top apps

App	Category	MAU	DAU
Zynga Poker	Poker	23M	6M
Slotomania	Slots	4M	1.8M
Double Down Casino	Casino	7M	1.7M
Bingo Bash	Bingo	3M	0.7M

1 SuperData Research
2 Eilers Market Research

NOT ONLY THE BIG PLAYERS ARE DOING WELL…

SMALLER DEVELOPERS HAVE ALSO HAD STRONG EXITS


Walt Disney
bought
Playdom
for
$763.2 million
EA
bought
playfish
for
$400 million
Google
bought
slide
for
$182 million

PRODUCT

SOCIAL GAMES AND A SOCIAL MEDIA NETWORK

CROWDGATHER'S

COMPETITIVE ADVANTAGES

- CrowdGather has access to an engaged audience of users that spend a significant amount of time online.
- We believe we are unique in targeting the forum audience.
- Plaor comes with a solid reputation for quality games, a devoted social media audience and the team to build and improve games.
- We believe that access to our user base is potentially a tremendous competitive advantage for Plaor's titles and will improve the forum experience for our users.

CROWDGATHER AT-A-GLANCE

- After divesting its non-core assets, CrowdGather generates under $1 million in high gross margin (95%) revenues primarily through advertising on its consumer social media communities.
- CrowdGather has 9 million unique visitors who visit one of the company's properties at least once a month. Combined with the thousands of vertical topics CrowdGather's members discuss on its online communities, this represents a tremendous opportunity to further leverage these members and their content for additional company owned social games and applications.
- CrowdGather has over 5,000 shareholders and has been public since April of 2008. The company has been current in all filings and has had a peak market cap of $100 million in 2009.

OUR TOP FORUM COMMUNITIES

The majority of CrowdGather's online publisher revenues, traffic, and pageviews are from a combination of its top hosted platforms, Yuku.com and Freeforums.org, as well as RapMusic.com and other niche sites. The largest communities are run by volunteer moderators and are supported by enthusiasts with strong niche interests. Many of our sites are focused on gaming, and many of our forum users engage in on-platform games, primarily to compete with other users.

- 67% male
- 45% 18-34
- 42% 35+
- 47% college/grad school

PLAOR AT-A-GLANCE

- Plaor, founded in 2011, is a leading social games publisher connecting celebrities and fans all over the world through cutting edge games that offer entertainment and one-of-a-kind social experiences.

- Plaor's flagship social casino application, MegaFame Casino & Slots, is currently live across Facebook, iOS, and Android platforms. MegaFame was launched in December 2013 and has nearly 24,000 DAUs, generates around $140,000 in monthly revenue and is ready to scale its user acquisition.

- Plaor looks to capitalize on the rapidly expanding social games space, expected to reach $8.5B globally in 2014. Within this space, social casino games are the fastest growing segment estimated at approximately 30% ($2.4B) of the market.

- In the Apple iOS store, 31 of the top grossing 35 applications are social games, with 7 social casino games. In the Google Play store, 34 of the top grossing 35 applications are social games, with 9 social casino games.

- Through the management team's relationships, Plaor is able to leverage partnership opportunities in the entertainment and casino space resulting in higher conversion rates & lower user acquisition costs.

SOCIAL GAMES & APPS OVERVIEW


MEGAFAME CASINO & SLOTS
Entrance
HOLLYWOOD POKER
SLOTS
CHALLENGE


CHALLENGE


HOLLYWOOD POKER
PLAY NOW
SHOOT OUTS
TEXAS
TURBO
SHOOTOUT

- The flagship application – MegaFame Casino & Slots – currently has daily active users (DAUs) of nearly 24,000 across Facebook, iOS, and Android platforms.
- Unique game play encourages players to compete in casino challenges against members of online celebrity community.
- MegaFame's cross platform architecture (iOS, Android, Facebook) makes it easy to expand and integrate new games.

SOCIAL CASINO GAME PLAY




PLAOR
HOLLYWOOD POKER
PLAY NOW
SHOOT OUTS
TEXAS hold 'em
TURBO
Celebrity SHOOTOUT

- Plaor's social casino games are free to play and monetize through the sales of virtual currency
- Plaor's casino games are designed to enable the players to compete against their friends and the app's celebrity community
- Players can advance by unlocking additional games and/or stages through acquisition of virtual goods, game play, or accepting a series of celebrity challenges

SOCIAL CASINO

KEY CASINO GAMES


MEGAFAME
CASINO & SLOTS
777
HOLLYWOOD
POKER
Video
POKER
SLOTS

KEY PLATFORMS

facebook

Our games leverage the global connectivity and distribution of social networks, such as Facebook, and mobile platforms, such as Apple's iOS and Google's Android

15 Premier Slot Machines Today!


Waltzing Wilds
Time Traveler
Tiki Tank
Fright Frenzy
Swirling Sands
Koala
RESCU
Pharaoh Storm
Celebrity Life
Costume Kitties
CANDY
CONTRAPTIC
BOARDWA
BLITZ
Wild Birthday Blast
COSMIC
INVA
ALICE'S PALACE
Searing Sevens
777

24

AGGRESSIVE CONTENT STRATEGY

- We are pursuing an aggressive social content strategy focused on augmenting our proprietary games with exclusive licenses for leading video slot content and exciting entertainment brands.
- Premium content, strong strategic partnerships, and best-in-class service to our partners will differentiate *Mega Fame Casino & Slots* in an increasingly competitive market.
- Content strategy a vital part of our user acquisition strategy, retention, and conversion efforts.
- We are building a portfolio of licensed video slot games and strategic content partnerships that we believe to be one of the most extensive in the industry:
  - Agreements finalized with 2 By 2 Gaming and Grover Gaming.
  - Deals in principal currently in place with three other leading content providers, with several more pending.
  - Current and pending agreements will provide a minimum of 16 additional titles to our portfolio
- We anticipate our current pipeline of content – both licensed and proprietary – to last through the next 12 months.


COSMIC INVADERS
Pay Table
Free Spin Total:
15,000,000
Free Spins:
4


Pay Table
YOU WIN:
25,000,000

CURRENT KEY PARTNERSHIPS

- To-date, Plaor has finalized license agreements with two of the leading slot content developers – *2 By 2 Gaming* and *Grover Gaming*.
- Four games already launched with another four titles pending in our pipeline.

Partner	Company Description	Status
2 BY 2 GAMING	• 2 By 2 Gaming is a leading independent slot game development company based in the Chicago area. • Develops content for land-based gaming and legal online wagering. • Several of 2 By 2 Gaming's titles currently deployed with leading gaming companies, including Bally Technologies (NYSE: BYI) and Incredible Technologies.	• Plaor has launched four titles to-date – *Waltzing Wilds™*, *Swirling Sands™*, *Wild Birthday Blast™*, and *Cosmic Invaders™*. • Exclusive license for these games. • Original agreement for three titles, fourth game added due to excellent Plaor performance.
GROVER GAMING	• Grover Gaming is a rapidly growing software development company based in Greenville, NC. • Offers premium games for a wide variety of gaming markets including Class II, social casino, and other niche markets.	• Signed agreement for four video slot titles. • The first game – *Searing Sevens™* – is we anticipate launching this week.

POWERFUL COMBINATION

PLAOR

Veterans in the gaming space including Sony, Thoughtworks, Harmonix and more…

+

CROWDGATHER

Owner with deep understanding of social networks since 2003. Massive audience of dedicated users

→

Scalable profitable social company with high margin, passive income.

MANAGEMENT TEAM

Management Team



Sanjay Sabnani

Chief Executive Officer

Sanjay Sabnani is a serial entrepreneur and business strategist with a long-standing passion for the Internet and Technology industry and online network community building. Sabnani has occupied senior executive positions in several publicly held companies: as EVP Strategic Development at Hythiam, Inc. (HYTM), as Director of Business Development and Strategy at OSI Systems, Inc. (OSIS), and as President and Director at Venture Catalyst, Inc. (VCAT).



Richard Corredera

Chief Operating Officer

Richard has nearly 18 years of experience in software engineering, systems design, business development. He serves as President and Chief Operating Officer of Plaor where manages the business operations of Plaor including business development, compliance, and accounting in addition to overseeing its strategic technology development. Prior to Plaor, Richard co-founded DoubleTap Games and was a technical director at THQ's Helixe development studio and Sony Online Entertainment from 2002 to 2012. Richard is an Enrolled Agent admitted to practice before the Internal Revenue Service



Jonathan Weiss

Chief Financial Officer

Mr. Weiss, a CPA with a BBA in Accounting from Emory University, has approximately 20 years of related finance and accounting experience, and most recently headed up finance and business operations for a Bay Area Internet startup, Xtranormal. Prior to that, Mr. Weiss was Chief Financial Officer of Sandbox Industries, based in Chicago, where he helped provide strategic financial management for a hybrid venture capital firm engaged in healthcare fund management, new business incubation, and new business accelerators. Mr. Weiss was also a regional CFO for a Goldman Sachs Partners Company, USI Holdings, and began his career as an auditor with Arthur Andersen LLP.



Richard Izzo

Manager — Publisher Network (Social Media Properties)

Rich has over 15 years of experience in various operations, finance, strategic planning and corporate development positions across multiple industries. Most recently, Rich was VP of Operations for a publicly traded healthcare services company, and was primarily responsible for managing the delivery and operations of the company's product for health plan clients throughout the US. Rich has also recently consulted for and provided financial expertise to technology clients. Rich is a CPA, and started his career with Ernst & Young in assurance services, working in both the New York and San Francisco offices specializing on banking and technology clients. Rich earned BS in Accounting from NYU and an MFA in Creative Writing from the University of Arizona. He enjoys reading, lap swimming and spending time with his family.



Hazim Ansari

General Counsel

In his 16 years as an intellectual property attorney, Hazim has assisted dozens of emerging companies in raising financing, establishing critical joint ventures, and closing foundational revenue deals. Hazim has co-founded several companies, including Novel IP which is a pioneer in the offshore IP industry, and successfully built them through to profitability and/or acquisitions.

FINANCIALS

CURRENT KEY FINANCIAL METRICS

PUBLISHER NETWORK	
Projected Current Annual Revenue	$700,000
Uniques	9 million/mo
Pageviews	90 million/mo
Impressions	250 million/mo
Domains	600+
Forums	100,000+

SOCIAL GAMES & APPS	
Projected Current Annual Revenue	$1.5 million
DAUs	23,500
MAUs	128,000
Cost per Install	$2.00
Conversion %	2.0%
Avg Rev/ DAU	$0.19

Pursuing High Growth



300,000
200,000
100,000
-
(100,000)
(200,000)
(300,000)
(400,000)
FY15 Q2
FY15 Q3
FY15 Q4
FY16 Q1
5 Million Raised
2 Million Raised
Current Rate

Positive cash flow achieved in 9 to 12 months depending on raised capital

CONCLUSION

OUR BUSINESS MODEL

CrowdGather's large audience and experience

➕

Plaor's fantastic games and reputation


Power to the user

- Low acquisition cost per install
- Bigger user funnels
- Key metrics in retention, engagement, and monetization
- Micro transactions and whales
- Good margins